CREDIT SUISSE [GRAPHIC OMITTED]
                                    CREDIT SUISSE INTERNATIONAL

                                    One Cabot Square,    Telephone 020 7888 8888
                                    London E14 4QJ       www.credit-suisse.com



                              FACSIMILE COVER SHEET


To: Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee on behalf of the trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9 Trust

Attention:                    Heakyung Chung, CSIN Marketer

Fax number:                   To be hand delivered by Heakyung Chung

Date:                         30 October 2006

Pages (including cover page):               11

Our Reference No: External ID:  53159736NOV / Risk ID: 447575791 and 447575792

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, PLEASE ARRANGE FOR THE CONFIRMATION TO BE SIGNED BY YOUR AUTHORISED SIGNATORIES and return a signed copy to this office to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:              FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370        Telephone numbers: (212) 538-4437/(212)
Facsimile number: (917) 326-8603         538-8297 / (212) 325-5119
Email: list.otc-inc-accept-ny@           Facsimile number: (212) 325-8173
credit-suisse.com

FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.



CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.


                                          Registered Office as above.
                                          Registered with unlimited liability in
                                          England under No. 2500199
                                          Authorised and regulated by The
                                          Financial Services Authority
                                          VAT No: GB 447 0737 41


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


                              NOVATION CONFIRMATION

Date:   30 October 2006

To: Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee on behalf of the trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9 Trust

To:     Credit Suisse Management LLC

From:   Credit Suisse International "CSIN"

Re:     Novation Transaction

External ID:    53159736N3NOV
________________________________________________________________________________


Dear Sir/Madam:

        The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

        1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

        2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

          Novation Date:                30 October 2006

          Novated Amount:               USD 35,381,588  subject to  amortization
                                        as  set  out  in  the  Additional  Terms
                                        Transferor: Credit Suisse Management LLC

          Transferee:                   Deutsche  Bank Trust  Company  Americas,
                                        not  in  its  individual   capacity  but
                                        solely as trustee on behalf of the trust created under the Pooling and Servicing
                                        Agreement  in respect  of RALI  2006-QA9
                                        Trust

          Remaining Party:               Credit Suisse International

          New Agreement (between
          Transferee and
          Remaining Party):             1992 ISDA Master Agreement dated as of
                                        30 October 2006


3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

       Trade Date of Old Transaction:              19 October 2006
       Effective Date of Old Transaction:          25 September 2011
       Termination Date of Old Transaction:        25  September  2013,  subject
                                                   to  adjustment  in accordance
                                                   with the  Following  Business
                                                   Day Convention


        4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

          Full First Calculation Period:                      Applicable

        5. Miscellaneous Provisions:



          Non-Reliance:                                       Applicable

It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Trustee not individually or personally but solely as trustee of the Trust created pursuant to the PSA, in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.


Credit Suisse International



By:__________________________________
 Name:
 Title:


Credit Suisse Management LLC



By:__________________________________
 Name:
 Title:


Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee on behalf of the trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9 Trust


By:__________________________________
 Name:
 Title:



Our Reference No: External ID: 53159736NOV / Risk ID: 447575791 and 447575792

                                    EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.


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